UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	3/31/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS OPPORTUNITY FUNDS

- DREYFUS ENTERPRISE FUND (Class A, B, and C)
- DREYFUS NATURAL RESOURCES FUND (Class A, B, C and I)

FORM N-CSR

Item 1.	Reports to Stockholders.

2

Dreyfus Enterprise Fund

SEMIANNUAL REPORT March 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Enterprise Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus Enterprise Fund, covering the six-month period from October 1, 2008, through March 31, 2009. The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by B. Randall Watts, Jr., CFA, and Todd Wakefield, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus Enterprise Fund’s Class A shares produced a total return of –32.32%, Class B shares returned –32.54%, and Class C shares returned –32.57%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –34.51%.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund’s performance was in line with its benchmark, primarily due to fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its assets in the stocks of micro-cap companies, which typically are small (under $650 million market cap) and relatively unknown. The fund may also invest in larger companies if we believe they represent better prospects for capital appreciation. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.The fund’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may also invest in securities issued by exchange-traded investment companies, which are designed to track a specific equity index.

We look for companies with fundamental strengths that indicate the potential for strong profit growth.We focus on individual stock selection, searching one by one for companies with one or more of the following characteristics: strong management teams; competitive industry positions; focused business plans; compelling product or market opportunities;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

strong business prospects; and the ability to benefit from changes in technology, regulations or industry sector trends.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe economic downturns since the Great Depression. Meanwhile, an ongoing credit crunch escalated over the summer of 2008 into a global financial crisis, resulting in the failures of major financial institutions.

Despite aggressive remedial efforts by government authorities, risk-averse investors punished most stocks, seemingly regardless of their underlying business fundamentals. Market declines were magnified by highly leveraged institutional investors, who were forced to raise cash for margin calls. Severe market declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Stock Selections Provided Mixed Results

The health care sector traditionally has been a relatively defensive area during market downturns, but the fund’s underweighted position in small-cap biotechnology companies prevented it from participating fully in the sector’s relative strength. In addition, medical equipment and supplies providers disappointed as patients delayed elective surgeries, dampening sales and earnings of Wright Medical Group, CONMED, Hansen Medical and medical air transport provider Air Methods.Nursing homes operator Five Star Quality Care declined sharply due to concerns regarding future Medicare reimbursement rates.The financials sector also detracted from relative performance, as payment services company Cardtronics suffered amid turmoil in the banking industry, prompting us to sell the fund’s position in the company.

Positive contributions to the fund’s performance came from the industrials sector, where we trimmed exposure over the course of the reporting period. The fund scored a number of winning stock selections in the sector, including precision components maker II-VI, Chinese electronics manufacturer Jinpan International and temporary staffing company

4

Spherion Corp. In addition, management consulting firm ICF International gained value, while correctional and mental health facilities operator Geo Group and HVAC systems specialist Comfort Systems USA held up better than sector averages.

In the materials sector, metals-and-mining companies Seabridge Gold and Horsehead Holdings fared relatively well as prices of gold and zinc, respectively, were supported by robust demand. Among technology companies, the fund benefited from fortunate timing in the purchase of online advertising company ValueClick and semiconductor makers O2Micro International, Diodes and Advanced Analogic Technologies. Finally, e-commerce specialist Perficient held up relatively well amid expectations of strong demand from corporations seeking to increase productivity from smaller workforces.

Finding Opportunities in a Distressed Market

The economy has continued to struggle, and the financial crisis has persisted, prompting us to maintain the fund’s generally defensive investment posture. However, we believe that historically low interest rates, lower energy prices and massive government spending are likely to stimulate the U.S. economy over the longer term. Consequently, we have begun to take advantage of opportunities in industry groups and companies that, in our judgment, were punished too severely by investors and may be poised for gains in an eventual economic recovery.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Since the fund’s inception, a significant portion of the fund’s performance has been attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Enterprise Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended March 31, 2009

	Class A	Class B	Class C
Expenses paid per $1,000†	$ (.33)	$ 3.05	$ 2.84
Ending value (after expenses)	$676.80	$674.60	$674.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

	Class A	Class B	Class C
Expenses paid per $1,000†	$ (.40)	$ 3.68	$ 3.43
Ending value (after expenses)	$1,025.33	$1,021.29	$1,021.54

† Expenses are equal to the fund’s annualized expense ratio of (.08%) for Class A, .73% for Class B and .68% Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—97.4%	Shares	Value ($)
Consumer Discretionary—17.7%
Aaron Rents	22,630	603,316
American Public Education	18,290 [a]	769,277
Citi Trends	15,170 [a]	347,241
Deckers Outdoor	4,220 [a]	223,829
FGX International Holdings	85,413 [a]	992,499
Hibbett Sports	24,880 [a]	478,194
K12	45,025 [a]	625,847
Lincoln Educational Services	7,340 [a]	134,469
Lions Gate Entertainment	29,820 [a]	150,591
Lumber Liquidators	5,480 [a]	69,870
Monro Muffler	24,530	670,405
Nathan’s Famous	33,950 [a]	424,375
Papa John’s International	18,540 [a]	424,010
Peet’s Coffee & Tea	20,880 [a]	451,426
Pool	9,440	126,496
Princeton Review	77,400 [a]	336,690
Spartan Motors	63,010	253,300
Texas Roadhouse, Cl. A	53,370 [a]	508,616
WMS Industries	24,870 [a]	520,032
		8,110,483
Consumer Staples—2.5%
Central Garden & Pet	16,310 [a]	124,119
Inter Parfums	53,140	309,806
Smart Balance	115,987 [a]	700,561
		1,134,486
Energy—4.1%
Arena Resources	27,040 [a]	688,979
Boots and Coots International Well Control	166,070 [a]	207,588
Natural Gas Services Group	38,390 [a]	345,510
Northern Oil and Gas	176,135 [a]	634,086
		1,876,163
Exchange Traded Funds—3.6%
iShares Russell 2000 Growth Index Fund	35,460	1,630,451

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—4.4%
American Physicians	19,060	365,380
Danvers Bancorp	16,100	222,341
First Commonwealth Financial	14,000	124,180
Hallmark Financial Services	58,500 [a]	405,405
Marlin Business Services	76,390 [a]	299,449
Riskmetrics Group	7,560 [a]	108,032
Tower Group	13,740	338,416
Westwood Holdings	4,280	167,305
		2,030,508
Health Care—15.5%
Accelrys	64,580 [a]	257,028
Acorda Therapeutics	13,280 [a]	263,077
Air Methods	33,860 [a]	572,573
Align Technology	31,400 [a]	249,002
American Caresource Holdings	37,381 [a]	286,338
ATS Medical	153,440 [a]	383,600
Bruker	33,250 [a]	204,820
Cadence Pharmaceuticals	20,040 [a]	187,975
CardioNet	8,910 [a]	250,015
Celera	15,950 [a]	121,698
Chemed	6,490	252,461
Enzon Pharmaceuticals	27,710 [a]	168,200
ev3	20,160 [a]	143,136
Five Star Quality Care	341,170 [a]	354,817
Genomic Health	4,930 [a]	120,193
Greatbatch	21,380 [a]	413,703
Kendle International	18,050 [a]	378,328
Landauer	2,400	121,632
Medarex	39,400 [a]	202,122
Metabolix	89,025 [a]	607,150
Nabi Biopharmaceuticals	77,900 [a]	288,230
Odyssey HealthCare	11,630 [a]	112,811
PharMerica	7,970 [a]	132,621
RTI Biologics	86,560 [a]	246,696
Varian	5,330 [a]	126,534
Vascular Solutions	21,630 [a]	132,376
Volcano	27,869 [a]	405,494

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Wright Medical Group	11,270 [a]	146,848
		7,129,478
Industrials—14.9%
Administaff	22,240	469,931
Argon ST	7,500 [a]	142,275
Dynamex	66,548 [a]	870,448
EnergySolutions	13,580	117,467
Geo Group	10,804 [a]	143,153
Graham	43,220	387,683
ICF International	31,847 [a]	731,526
II-VI	12,700 [a]	218,186
Jinpan International	38,930	655,970
Lantronix (warrants)	573 [a]	0
Layne Christensen	39,730 [a]	638,461
Northwest Pipe	20,388 [a]	580,446
Orbital Sciences	15,700 [a]	186,673
Orion Marine Group	47,294 [a]	619,551
Rush Enterprises, Cl. A	80,430 [a]	717,436
Spherion	73,830 [a]	153,566
Team	17,790 [a]	208,499
		6,841,271
Information Technology—24.2%
Advanced Analogic Technologies	89,070 [a]	320,652
ATMI	27,380 [a]	422,473
BigBand Networks	2,140 [a]	14,017
Brocade Communications Systems	83,650 [a]	288,593
Ciena	29,740 [a]	231,377
Cogent	27,830 [a]	331,177
Cogo Group	30,200 [a]	201,736
Datalink	134,190 [a]	387,809
Digi International	59,780 [a]	458,513
Diodes	33,980 [a]	360,528
Double-Take Software	49,685 [a]	335,871
DTS	13,350 [a]	321,201
Ebix	12,540 [a]	311,619
FEI	14,990 [a]	231,296
Intersil, Cl. A	57,870	665,505

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Keynote Systems	45,730 [a]	362,639
Liquidity Services	73,098 [a]	510,955
Littelfuse	46,660 [a]	512,793
Mellanox Technologies	23,570 [a]	196,338
Microtune	374,610 [a]	681,790
NETGEAR	33,480 [a]	403,434
Neutral Tandem	10,454 [a]	257,273
O2Micro International, ADR	191,040 [a]	653,357
PC-Tel	18,910	81,313
Perficient	147,265 [a]	795,231
Riverbed Technology	24,108 [a]	315,333
SMART Modular Technologies	103,900 [a]	143,382
SupportSoft	215,410 [a]	413,587
Techwell	17,440 [a]	110,046
ValueClick	58,000 [a]	493,580
Vishay Intertechnology	22,060 [a]	76,769
Volterra Semiconductor	27,290 [a]	230,328
		11,120,515
Materials—9.1%
Aurizon Mines	37,085 [a]	166,883
Balchem	38,980	979,567
Horsehead Holding	82,940 [a]	456,170
Landec	110,170 [a]	613,647
Seabridge Gold	47,310 [a]	1,071,572
Sensient Technologies	15,990	375,765
Western Goldfields	83,650 [a]	157,262
Zoltek Cos.	53,912 [a]	367,141
		4,188,007
Utilities—1.4%
Allete	8,400	224,196
UniSource Energy	15,050	424,260
		648,456
Total Common Stocks
(cost $50,952,312)		44,709,818

10

Other Investment—2.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,101,000)	1,101,000 [b]	1,101,000

Total Investments (cost $52,053,312)	99.8%	45,810,818
Cash and Receivables (Net)	.2%	89,634
Net Assets	100.0%	45,900,452

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	24.2	Energy	4.1
Consumer Discretionary	17.7	Exchange Traded Funds	3.6
Health Care	15.5	Consumer Staples	2.5
Industrials	14.9	Money Market Investment	2.4
Materials	9.1	Utilities	1.4
Financial	4.4		99.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		50,952,312	44,709,818
Affiliated issuers		1,101,000	1,101,000
Receivable for investment securities sold			2,196,555
Dividends and interest receivable			6,838
Prepaid expenses			32,467
			48,046,678
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			32,371
Cash overdraft due to Custodian			40,266
Payable for investment securities purchased			1,865,917
Payable for shares of Beneficial Interest redeemed			100,864
Accrued expenses			106,808
			2,146,226
Net Assets ($)			45,900,452
Composition of Net Assets ($):
Paid-in capital			104,125,042
Accumulated undistributed investment income—net			82,534
Accumulated net realized gain (loss) on investments			(52,064,630)
Accumulated net unrealized appreciation
(depreciation) on investments			(6,242,494)
Net Assets ($)			45,900,452

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	24,452,411	7,790,172	13,657,869
Shares Outstanding	2,691,018	954,059	1,666,450
Net Asset Value Per Share ($)	9.09	8.17	8.20

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	74,151
Affiliated issuers	6,406
Income from securities lending	76,190
Total Income	156,747
Expenses:
Management fee—Note 3(a)
Basic fee	334,710
Performance adjustment	(639,461)
Shareholder servicing costs—Note 3(c)	165,112
Distribution fees—Note 3(b)	93,227
Auditing fees	48,363
Registration fees	25,226
Legal fees	16,411
Prospectus and shareholders’ reports	10,299
Custodian fees—Note 3(c)	9,210
Trustees’ fees and expenses—Note 3(d)	2,247
Loan commitment fees—Note 2	203
Miscellaneous	13,765
Total Expenses	79,312
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,099)
Net Expenses	74,213
Investment Income—Net	82,534
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(35,257,881)
Net unrealized appreciation (depreciation) on investments	7,140,042
Net Realized and Unrealized Gain (Loss) on Investments	(28,117,839)
Net (Decrease) in Net Assets Resulting from Operations	(28,035,305)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment income (loss)—net	82,534	(259,160)
Net realized gain (loss) on investments	(35,257,881)	(10,591,989)
Net unrealized appreciation
(depreciation) on investments	7,140,042	(29,542,336)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,035,305)	(40,393,485)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(20,645,412)
Class B Shares	—	(6,401,196)
Class C Shares	—	(10,815,693)
Class T Shares	—	(350,477)
Total Dividends	—	(38,212,778)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	784,587	5,351,053
Class B Shares	—	525,539
Class C Shares	—	2,807,260
Class T Shares	—	2,741
Dividends reinvested:
Class A Shares	—	18,162,740
Class B Shares	—	5,384,907
Class C Shares	—	7,318,092
Class T Shares	—	336,410
Cost of shares redeemed:
Class A Shares	(7,656,237)	(58,593,772)
Class B Shares	(1,644,079)	(11,653,439)
Class C Shares	(3,903,164)	(19,008,219)
Class T Shares	(666,782)	(417,915)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,085,675)	(49,784,603)
Total Increase (Decrease) in Net Assets	(41,120,980)	(128,390,866)
Net Assets ($):
Beginning of Period	87,021,432	215,412,298
End of Period	45,900,452	87,021,432
Undistributed investment income—net	82,534	—

14

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	83,896	352,528
Shares issued for dividends reinvested	—	1,155,391
Shares redeemed	(828,315)	(3,592,526)
Net Increase (Decrease) in Shares Outstanding	(744,419)	(2,084,607)
Class Bb
Shares sold	—	36,803
Shares issued for dividends reinvested	—	377,094
Shares redeemed	(194,365)	(822,839)
Net Increase (Decrease) in Shares Outstanding	(194,365)	(408,942)
Class C
Shares sold	—	196,038
Shares issued for dividends reinvested	—	511,040
Shares redeemed	(471,503)	(1,284,871)
Net Increase (Decrease) in Shares Outstanding	(471,503)	(577,793)
Class Tc
Shares sold	—	180
Shares issued for dividends reinvested	—	22,132
Shares redeemed	(75,544)	(28,142)
Net Increase (Decrease) in Shares Outstanding	(75,544)	(5,830)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended March 31, 2009, 18,435 Class B shares representing $169,053, were automatically converted to 16,602 Class A shares and during the period ended September 30, 2008, 196,027 Class B shares representing $2,655,861, were automatically converted to 177,875 Class A shares.
c	On the close of business on February 4, 2009, 55,922 Class T shares representing $492,677 were automatically converted to 53,844 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.43	22.49	24.52	22.70	20.93	17.41
Investment Operations:
Investment income (loss)—net[a]	.03	.02	(.42)	(.42)	(.40)	(.47)
Net realized and unrealized
gain (loss) on investments	(4.37)	(4.57)	3.18	4.05	4.34	3.99
Total from Investment Operations	(4.34)	(4.55)	2.76	3.63	3.94	3.52
Distributions:
Dividends from net realized
gain on investments	—	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	—	.12	—	—
Net asset value, end of period	9.09	13.43	22.49	24.52	22.70	20.93
Total Return (%)[b]	(32.32)[c]	(23.17)	12.04	17.21[d]	18.92	20.22
Ratios/Supplemental Data (%):
Ratio of total expenses (performance
adjustment) to average net assets (.06)[e,f]		.64	2.41	2.28	2.27	2.50
Ratio of net expenses (performance
adjustment) to average net assets	(.08)[e,f]	.63	2.41	2.28[g]	2.27[g]	2.50[g]
Ratio of net investment income
(loss) to average net assets	.67[e]	.13	(1.80)	(1.71)	(1.84)	(2.21)
Portfolio Turnover Rate	96.81[c]	99.72	102.80	124.94	156.48	138.14
Net Assets, end of period
($ x 1,000)	24,452	46,133	124,125	150,493	127,664	93,371

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 16.64%.
e	Annualized.
f	Negative amounts are due to the impact of the performance adjustments.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

Six Months Ended
March 31, 2009			Year Ended September 30,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.12	20.92	23.26	21.80	20.32	17.04
Investment Operations:
Investment (loss)—net[a]	(.01)	(.10)	(.56)	(.57)	(.55)	(.61)
Net realized and unrealized
gain (loss) on investments	(3.94)	(4.19)	3.01	3.84	4.20	3.89
Total from Investment Operations	(3.95)	(4.29)	2.45	3.27	3.65	3.28
Distributions:
Dividends from net realized
gain on investments	—	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	—	.12	—	—
Net asset value, end of period	8.17	12.12	20.92	23.26	21.80	20.32
Total Return (%)[b]	(32.54)[c]	(23.85)	11.12	16.31[d]	17.99	19.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75[e]	1.44	3.20	3.07	3.05	3.28
Ratio of net expenses
to average net assets	.73[e]	1.43	3.20	3.07[f]	3.05[f]	3.28[f]
Ratio of net investment (loss)
to average net assets	(.14)[e]	(.66)	(2.60)	(2.50)	(2.63)	(3.01)
Portfolio Turnover Rate	96.81[c]	99.72	102.80	124.94	156.48	138.14
Net Assets, end of period
($ x 1,000)	7,790	13,916	32,580	43,738	45,544	40,525

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 15.71%.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.16	20.96	23.30	21.82	20.34	17.05
Investment Operations:
Investment (loss)—net[a]	(.00)[b]	(.09)	(.56)	(.58)	(.55)	(.61)
Net realized and unrealized
gain (loss) on investments	(3.96)	(4.20)	3.01	3.87	4.20	3.90
Total from Investment Operations	(3.96)	(4.29)	2.45	3.29	3.65	3.29
Distributions:
Dividends from net realized
gain on investments	—	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	—	.12	—	—
Net asset value, end of period	8.20	12.16	20.96	23.30	21.82	20.34
Total Return (%)[c]	(32.57)[d]	(23.77)	11.21	16.34[e]	17.98	19.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70[f]	1.37	3.18	3.06	3.04	3.27
Ratio of net expenses
to average net assets	.68[f]	1.36	3.18	3.06[g]	3.04[g]	3.27[g]
Ratio of net investment (loss)
to average net assets	(.09)[f]	(.59)	(2.57)	(2.49)	(2.62)	(3.00)
Portfolio Turnover Rate	96.81[d]	99.72	102.80	124.94	156.48	138.14
Net Assets, end of period
($ x 1,000)	13,658	25,994	56,924	68,186	59,675	49,038

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 15.74%.
f	Annualized.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Enterprise Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Founders Asset Management LLC (“Founders”) serves as the fund’s sub-investment adviser. Founders is a 90% owned subsidiary of BNY Mellon.The fund is closed to new investors.The fund’s Board members and members of the fund’s investment management team each will be allowed to open new accounts with a one time investment in the fund.

At a meeting of the fund’s Board of Trustees held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Company from “Dreyfus Premier Opportunity Funds” to “Dreyfus Opportunity Funds”; and change the name of the fund from “Dreyfus Premier Enterprise Fund” to “Dreyfus Enterprise Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

20

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an author-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	45,810,818	—	—	45,810,818
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

22

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $25,397 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008, was as follows: ordinary income $10,766,190 and long-term capital gains $27,446,588.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in con-

24

nection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended March 31, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement with Dreyfus, the fund pays Dreyfus a monthly base fee equal to 1/12th of 1.25% of daily net assets averaged over the most recent month. Each month, before the base fee is paid, the base fee may be increased, or decreased, by a performance adjustment, at the monthly rate of 1/12th of .10% of daily net assets averaged over the past rolling 36 months for each percentage point by which the investment performance of the fund exceeds, or is exceeded by, the performance of the fund’s reference index, the Russell 2000 Growth Index over the past rolling 36 months.The maximum performance adjustment for any month cannot exceed a monthly rate of 1/12th of .80% of daily net assets averaged over the past rolling 36 months.The minimum performance adjustment for any month cannot exceed a monthly rate of 1/12th of (.80%) of daily net assets averaged over the past rolling 36 months. The base fee, as adjusted, is accrued daily. During the period ended March 31, 2009, the net management fee accrued by the fund (i.e., the sum of each monthly accrual of the base fee as adjusted by the performance adjustment), amounted to (1.14%) of the funds average daily net assets, on an annualized basis.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus. Dreyfus pays Founders a sub-investment advisory fee equal to one-half of the management fee that Dreyfus receives from the fund.

During the period ended March 31, 2009, the Distributor retained $9 from commissions earned on sales of the fund’s Class A shares and $10,833 and $476 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the average daily net assets of Class B and Class C shares, and .25% of the average daily net assets of Class T shares. During the period ended March 31, 2009, Class B, Class C and Class T shares were charged $32,908, $59,801 and $518, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class B, Class C and Class T shares were charged $35,521, $10,969, $19,934 and $518, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $31,579 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $5,099 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

26

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $9,210 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $50,482, Rule 12b-1 distribution plan fees $13,000, shareholder services plan fees $9,296, custodian fees $5,112, chief compliance officer fees $2,394 and transfer agency per account fees $14,500, which are offset by an incentive fee receivable of $62,413.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $54,296,639 and $64,982,049, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $6,242,494, consisting of $3,765,887 gross unrealized appreciation and $10,008,381 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

28

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus Natural Resources Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus Natural Resources Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Robin Wehbe, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus Natural Resources Fund’s Class A shares produced a total return of –37.45%, Class B shares returned –37.65%, Class C shares returned –37.64%, and Class I shares returned –37.29%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of –30.52% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned –34.70% for the reporting period.3 Commodity prices plummeted in the midst of intensifying financial and economic crises during the reporting period, sparking declines in the stocks of natural resources companies. The fund produced lower returns than the S&P 500 Index and the S&P North American Natural Resources Sector Index, primarily due to underweighted exposure to some of the larger oil and gold producers, which held up relatively well as investors engaged in a “flight to quality.” RobinWehbe became the fund’s primary primary portfolio manager in January 2009, after working with this fund as an analyst for three years. Mr.Wehbe is a vice president and equity research analyst covering the energy, utilities and basic materials sectors at The Boston Company Asset Management, LLC, an affiliate of Dreyfus, where he has been employed since July 2006.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sector, sustained achievement records and strong financial conditions. We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Commodity Prices Plunged in Global Recession

Although stocks declined sharply across all industry groups and capitalization ranges when a global financial crisis and recession gained momentum, the materials and energy sectors were hit particularly hard as commodity prices retreated from the record highs reached in the months prior to the start of the reporting period. Global demand for energy, construction materials and industrial raw materials fell worldwide as slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe global downturns since the Great Depression.

The economic slowdown was exacerbated by a credit crunch that escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions into insolvency. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, massive deleveraging pressures among institutional investors punished stocks seemingly indiscriminately,wiping out a decade or more of stock market appreciation by the reporting period’s end.

Emphasis on Service Companies Hindered Performance

Stock prices in the S&P 500 Index declined at a particularly alarming rate during the fourth quarter of 2008, as investors flocked toward traditional safe havens. This “flight to quality” helped support the stock prices of some of the larger natural resources companies in the S&P North American Natural Resources Sector Index, such as integrated energy producers ExxonMobil and Chevron. However, the fund began the reporting period with no position in ExxonMobil and an underweighted position in Chevron, instead emphasizing energy equipment and services companies which had fared well in previous reporting periods but trailed integrated energy producers during the fourth-quarter downturn.

We subsequently shifted assets from service companies, like Nabors Industries, to energy producers, including Hess and Occidental Petroleum.We also increased the fund’s exposure to large metals-and-mining companies, including Freeport-McMoRan Copper & Gold. These moves helped support the fund’s relative performance over the first quarter of 2009, but they were not enough to fully offset lagging results from the fourth quarter of 2008.

As we felt commodity prices were bottoming, we lightened up on some of our defensive positions and increased our concentration in companies like XTO Energy and Transocean, names that we believe would benefit from a stable-to-improving commodity price environment. Similarly, we avoided aluminum producers, such as Alcoa, in favor of copper miners Freeport McMoRan and BHP Billiton. Other strong relative performers during the reporting period included energy companies Southwestern Energy and Concho Resources.The fund also benefited from positions in chemical producers that are not part of the S&P North American Natural Resources Sector Index, such as agricultural specialists Monsanto and Agrium.

Favorable Outlook for Supply-Demand Dynamics

Unlike most previous sharp downturns in commodity prices, the current slump is the result of weakening demand, not a glut of supply. Indeed, in our analysis, widespread underinvestment in the development of natural resources makes it unlikely that producers will be able to satisfy resurgent demand in an eventual economic recovery. Consequently, we are optimistic regarding commodity and stock prices in natural resources-related sectors over the longer term.Accordingly, we have moved from later cycle holdings toward early cycle names as we position ourselves for the dynamic.

April 15, 2009

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: Standard & Poor’s — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.96	$ 12.10	$ 11.86	$ 7.30
Ending value (after expenses)	$625.50	$623.50	$623.60	$627.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 11.10	$ 14.98	$ 14.69	$ 9.05
Ending value (after expenses)	$1,013.91	$1,010.02	$1,010.32	$1,015.96

† Expenses are equal to the fund’s annualized expense ratio of 2.21% for Class A, 2.99% for Class B, 2.93% for Class C and 1.80% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—98.1%	Shares	Value ($)
Chemicals—5.8%
Agrium	7,750	277,372
Celanese, Ser. A	18,030	241,061
Monsanto	4,690	389,739
Potash Corp of Saskatchewan	3,910	315,967
Praxair	2,790	187,739
		1,411,878
Coal & Consumable Fuels—1.0%
Peabody Energy	9,370	234,625
Containers—1.0%
Crown Holdings	10,540 [a]	239,574
Diversified Metals & Mining—5.0%
BHP Billiton, ADR	8,710 [b]	388,466
Freeport-McMoRan Copper & Gold	21,820	831,560
		1,220,026
Gold—4.3%
Agnico-Eagle Mines	10,060	572,615
Kinross Gold	21,160	378,129
SPDR Gold Trust	1,120 [a,b]	101,114
		1,051,858
Industrials—2.6%
Gamesa Corp Tecnologica	11,470	147,209
McDermott International	14,730 [a]	197,235
Vestas Wind Systems	6,725 [a]	295,085
		639,529
Integrated Oil & Gas—28.8%
BG Group	45,950	695,573
Canadian Natural Resources	5,400	208,224
Chevron	32,700	2,198,748
ConocoPhillips	22,390	876,792
Hess	13,650	739,830

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Integrated Oil & Gas (continued)
Marathon Oil	17,110	449,822
Occidental Petroleum	24,110	1,341,722
Petroleo Brasileiro, ADR	16,180	493,005
		7,003,716
Oil & Gas Drilling & Equipment—4.1%
Diamond Offshore Drilling	5,920 [b]	372,131
Helmerich & Payne	12,100	275,517
Hercules Offshore	37,760 [a]	59,661
Transocean	4,934 [a]	290,316
		997,625
Oil & Gas Equipment & Services—10.1%
Cameron International	12,100 [a]	265,353
Halliburton	21,730	336,163
Hornbeck Offshore Services	16,340 [a]	249,022
National Oilwell Varco	18,190 [a]	522,235
Schlumberger	13,100	532,122
Smith International	8,850	190,098
Weatherford International	32,900 [a]	364,203
		2,459,196
Oil & Gas Exploration & Production—26.1%
Anadarko Petroleum	16,540	643,241
Apache	5,230	335,191
Chesapeake Energy	19,250	328,405
Concho Resources	8,709 [a]	222,863
Continental Resources	9,527 [a,b]	202,068
Devon Energy	10,940	488,909
EOG Resources	10,830	593,051
EXCO Resources	26,590 [a]	265,900
Forest Oil	12,780 [a,b]	168,057

Common Stocks (continued)	Shares	Value ($)
Oil & Gas Exploration &
Production (continued)
PetroHawk Energy	22,069 [a]	424,387
Plains Exploration & Production	12,980 [a]	223,645
Range Resources	13,730	565,127
Southwestern Energy	28,800 [a]	855,072
Ultra Petroleum	11,290 [a]	405,198
XTO Energy	20,745	635,212
		6,356,326
Oil & Gas Refining & Marketing—.9%
Frontier Oil	16,700	213,593
Oil & Gas Storage &
Transportation—1.9%
Williams	40,220	457,704
Steel—.8%
Tenaris, ADR	9,670	195,044
Utilities—5.7%
EQT	7,110	222,756
PG & E	4,820	184,220
Questar	24,030	707,203
Sempra Energy	5,580	258,019
		1,372,198
Total Common Stocks
(cost $33,062,210)		23,852,892

Other Investment—8.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,991,000)	1,991,000 [c]	1,991,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $814,950)	814,950 [c]	814,950

Total Investments (cost $35,868,160)	109.6%	26,658,842
Liabilities, Less Cash and Receivables	(9.6%)	(2,336,218)
Net Assets	100.0%	24,322,624

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan. At March 31, 2009, the total market value of the fund’s securities on loan is $789,774 and the total market value of the collateral held by the fund is $814,950.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Integrated Oil & Gas	28.8	Oil & Gas Drilling & Equipment	4.1
Oil & Gas Exploration & Production	26.1	Industrials	2.6
Money Market Investments	11.5	Oil & Gas Storage & Transportation	1.9
Oil & Gas Equipment & Services	10.1	Coal & Consumable Fuels	1.0
Chemicals	5.8	Containers	1.0
Utilities	5.7	Oil & Gas Refining & Marketing	.9
Diversified Metals & Mining	5.0	Steel	.8
Gold	4.3		109.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $789,774)—Note 1(c):
Unaffiliated issuers			33,062,210	23,852,892
Affiliated issuers			2,805,950	2,805,950
Cash				29,877
Cash denominated in foreign currencies			174	163
Receivable for shares of Beneficial Interest subscribed				41,537
Dividends and interest receivable				28,060
Unrealized appreciation on forward
currency exchange contracts—Note 4				94
Prepaid expenses				37,521
				26,796,094
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				36,053
Payable for investment securities purchased				1,565,876
Liability for securities on loan—Note 1(c)				814,950
Payable for shares of Beneficial Interest redeemed				10,682
Unrealized depreciation on forward
currency exchange contracts—Note 4				12
Accrued expenses				45,897
				2,473,470
Net Assets ($)				24,322,624
Composition of Net Assets ($):
Paid-in capital				41,383,590
Accumulated Investment (loss)—net				(92,445)
Accumulated net realized gain (loss) on investments				(7,758,982)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(9,209,539)
Net Assets ($)				24,322,624

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	17,921,278	1,788,564	4,102,553	510,229
Shares Outstanding	1,139,664	118,538	270,628	31,974
Net Asset Value Per Share ($)	15.73	15.09	15.16	15.96

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,078 foreign taxes witheld at source):
Unaffiliated issuers	172,450
Affiliated issuers	1,123
Income from securities lending	3,228
Interest	12
Total Income	176,813
Expenses:
Management fee—Note 3(a)	83,141
Shareholder servicing costs—Note 3(c)	74,528
Registration fees	34,582
Distribution fees—Note 3(b)	25,015
Auditing fees	17,271
Custodian fees—Note 3(c)	9,577
Legal fees	7,241
Prospectus and shareholders’ reports	6,590
Trustees’ fees and expenses—Note 3(d)	1,211
Loan commitment fees—Note 2	82
Interest expense—Note 2	41
Miscellaneous	12,415
Total Expenses	271,694
Less—reduction in fees due to earnings credits—Note 1(c)	(2,436)
Net Expenses	269,258
Investment (Loss)—Net	(92,445)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7,198,247)
Net realized gain (loss) on forward currency exchange contracts	1,094
Net Realized Gain (Loss)	(7,197,153)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(6,546,964)
Net Realized and Unrealized Gain (Loss) on Investments	(13,744,117)
Net (Decrease) in Net Assets Resulting from Operations	(13,836,562)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment (loss)—net	(92,445)	(425,705)
Net realized gain (loss) on investments	(7,197,153)	(115,144)
Net unrealized appreciation
(depreciation) on investments	(6,546,964)	(11,339,619)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,836,562)	(11,880,468)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(1,592,885)
Class B Shares	—	(442,315)
Class C Shares	—	(459,754)
Class I Shares	—	(53,734)
Class T Shares	—	(87,763)
Total Dividends	—	(2,636,451)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,164,215	39,365,114
Class B Shares	87,204	2,947,474
Class C Shares	514,493	7,811,129
Class I Shares	422,745	847,686
Class T Shares	141,620	1,466,518
Dividends reinvested:
Class A Shares	—	1,414,922
Class B Shares	—	382,996
Class C Shares	—	422,809
Class I Shares	—	43,962
Class T Shares	—	48,588
Cost of shares redeemed:
Class A Shares	(5,887,767)	(24,292,858)
Class B Shares	(934,401)	(3,365,383)
Class C Shares	(1,159,044)	(3,392,107)
Class I Shares	(403,023)	(486,254)
Class T Shares	(1,219,098)	(425,796)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	726,944	22,788,800
Total Increase (Decrease) in Net Assets	(13,109,618)	8,271,881
Net Assets ($):
Beginning of Period	37,432,242	29,160,361
End of Period	24,322,624	37,432,242
Undistributed investment (loss)—net	(92,445)	—

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	571,033	1,141,848
Shares issued for dividends reinvested	—	46,652
Shares redeemed	(357,096)	(778,890)
Net Increase (Decrease) in Shares Outstanding	213,937	409,610
Class Bb
Shares sold	5,365	91,591
Shares issued for dividends reinvested	—	13,036
Shares redeemed	(56,774)	(109,241)
Net Increase (Decrease) in Shares Outstanding	(51,409)	(4,614)
Class C
Shares sold	32,125	227,883
Shares issued for dividends reinvested	—	14,328
Shares redeemed	(73,098)	(108,208)
Net Increase (Decrease) in Shares Outstanding	(40,973)	134,003
Class I
Shares sold	23,212	24,043
Shares issued for dividends reinvested	—	1,434
Shares redeemed	(23,790)	(14,606)
Net Increase (Decrease) in Shares Outstanding	(578)	10,871
Class Tc
Shares sold	8,669	42,980
Shares issued for dividends reinvested	—	1,615
Shares redeemed	(74,985)	(13,247)
Net Increase (Decrease) in Shares Outstanding	(66,316)	31,348

a	Effective close of business on Febraury 4, 2009, the fund no longer offers Class T shares.
b	During the period ended March 31, 2009, 11,305 Class B shares representing $197,032, were automatically converted to 10,874 Class A shares and during the period ended September 30, 2008, 30,644 Class B shares representing $990,332, were automatically converted to 29,621 Class A shares.
c	On the close of business on February 4, 2009, 46,948 Class T shares representing $761,502 were automatically converted to 46,348 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004[a]
Per Share Data ($):
Net asset value,
beginning of period	25.14	31.84	22.99	24.40	16.96	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)	(.23)	(21)	(.13)	.13	.10
Net realized and unrealized
gain (loss) on investments	(9.36)	(3.95)	9.97	.31	7.90	4.36
Total from
Investment Operations	(9.41)	(4.18)	9.76	.18	8.03	4.46
Distributions:
Dividends from
investment income—net	—	—	—	(.35)	(.06)	—
Dividends from net realized
gain on investments	—	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	—	(2.52)	(.91)	(1.59)	(.59)	—
Net asset value, end of period	15.73	25.14	31.84	22.99	24.40	16.96
Total Return (%)[c]	(37.45)[d]	(14.56)	43.63	.88	48.74	35.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.23[e]	1.44	1.68	1.70	2.57	6.80[d]
Ratio of net expenses
to average net assets	2.21[e]	1.43	1.68[f]	1.50	1.51	1.38[d]
Ratio of net investment income
(loss) to average net assets	(.59)[e]	(.69)	(.80)	(.52)	.66	.65[d]
Portfolio Turnover Rate	42.98[d]	71.32	55.94	69.92	114.16	155.28[d]
Net Assets, end of period
($ x 1,000)	17,921	23,268	16,435	15,423	8,278	2,162

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004[a]
Per Share Data ($):
Net asset value,
beginning of period	24.20	30.97	22.55	24.10	16.84	12.50
Investment Operations:
Investment (loss)—net[b]	(.11)	(.46)	(.40)	(.31)	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	(9.00)	(3.79)	9.73	.29	7.82	4.35
Total from Investment Operations	(9.11)	(4.25)	9.33	(.02)	7.82	4.34
Distributions:
Dividends from
investment income—net	—	—	—	(.29)	(.03)	—
Dividends from net realized
gain on investments	—	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	—	(2.52)	(.91)	(1.53)	(.56)	—
Net asset value, end of period	15.09	24.20	30.97	22.55	24.10	16.84
Total Return (%)[d]	(37.65)[e]	(15.20)	42.55	.03	47.71	34.72[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.01[f]	2.21	2.47	2.49	3.19	8.44[e]
Ratio of net expenses
to average net assets	2.99[f]	2.20	2.47[g]	2.25	2.26	2.07[e]
Ratio of net investment (loss)
to average net assets	(1.41)[f]	(1.42)	(1.57)	(1.29)	(.01)	(.05)[e]
Portfolio Turnover Rate	42.98[e]	71.32	55.94	69.92	114.16	155.28[e]
Net Assets, end of period
($ x 1,000)	1,789	4,113	5,407	6,172	6,634	718

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004[a]
Per Share Data ($):
Net asset value,
beginning of period	24.31	31.08	22.63	24.15	16.85	12.50
Investment Operations:
Investment income (loss)—net[b]	(.10)	(.45)	(.40)	(.31)	.01	(.01)
Net realized and unrealized
gain (loss) on investments	(9.05)	(3.80)	9.76	.31	7.82	4.36
Total from Investment Operations	(9.15)	(4.25)	9.36	—	7.83	4.35
Distributions:
Dividends from
investment income—net	—	—	—	(.28)	—	—
Dividends from net realized
gain on investments	—	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	—	(2.52)	(.91)	(1.52)	(.53)	—
Net asset value, end of period	15.16	24.31	31.08	22.63	24.15	16.85
Total Return (%)[c]	(37.64)[d]	(15.17)	42.58	.09	47.68	34.80[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.95[e]	2.19	2.41	2.42	3.17	8.12[d]
Ratio of net expenses
to average net assets	2.93[e]	2.18	2.41[f]	2.25	2.21	2.07[d]
Ratio of net investment income
(loss) to average net assets	(1.32)[e]	(1.40)	(1.52)	(1.28)	.03	(.09)[d]
Portfolio Turnover Rate	42.98[d]	71.32	55.94	69.92	114.16	155.28[d]
Net Assets, end of period
($ x 1,000)	4,103	7,575	5,521	4,377	3,857	604

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004[b]
Per Share Data ($):
Net asset value,
beginning of period	25.45	32.14	23.14	24.53	17.01	12.50
Investment Operations:
Investment income (loss)—net[c]	(.02)	(.15)	(.15)	(.07)	.15	.11
Net realized and unrealized
gain (loss) on investments	(9.47)	(4.02)	10.06	.29	7.98	4.40
Total from Investment Operations	(9.49)	(4.17)	9.91	.22	8.13	4.51
Distributions:
Dividends from
investment income—net	—	—	—	(.37)	(.08)	—
Dividends from net realized
gain on investments	—	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	—	(2.52)	(.91)	(1.61)	(.61)	—
Net asset value, end of period	15.96	25.45	32.14	23.14	24.53	17.01
Total Return (%)	(37.29)[d]	(14.35)	44.01	1.12	49.15	36.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82[e]	1.23	1.45	1.38	2.61	8.19[d]
Ratio of net expenses
to average net assets	1.80[e]	1.22	1.45[f]	1.25	1.23	1.15[d]
Ratio of net investment income
(loss) to average net assets	(.23)[e]	(.43)	(.57)	(.28)	.81	.75[d]
Portfolio Turnover Rate	42.98[d]	71.32	55.94	69.92	114.16	155.28[d]
Net Assets, end of period
($ x 1,000)	510	829	697	573	287	340

a	Effective June 1, 2007, Class R shares were redesignated to Class I shares.
b	From October 31, 2003 (commencement of operations) to September 30, 2004.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the Company from “Dreyfus Premier Opportunity Funds” to “Dreyfus Opportunity Funds”; and to change the name of the fund from “Dreyfus Premier Natural Resources Fund” to “Dreyfus Natural Resources Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	26,658,842	—	—	26,658,842
Other Financial
Instruments†	—	94	—	94
Liabilities ($)
Other Financial
Instruments†	—	(12)	—	(12)

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that por-

tion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $1,383 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $47,155 and long-term capital gains $2,589,296.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended March 31, 2009, was approximately $4,700 with a related weighted average annualized interest rate of 1.77%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended March 31, 2009, the Distributor retained $800 and $23 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $5,838 and $2,363 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2009, Class B, Class C and Class T shares were charged $7,686, $16,403 and $926, respectively, pursuant to the Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and ClassT shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class B, Class C and Class T shares were charged $17,967, $2,562, $5,467 and $926, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $21,056 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $2,427 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $9,577 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $13,618, Rule 12b-1 distribution plan fees $3,647, shareholder services plan fees $4,433, custodian fees $4,401, chief compliance officer fees $2,394 and transfer agency per account fees $7,560.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 2009, amounted to $11,205,914 and $10,371,930, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counter-party nonperformance on these forward currency exchange contracts,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pounds,
Expiring 4/2/2009	15,257	21,797	21,891	94
Danish Krone,
Expiring 4/2/2009	54,230	9,680	9,673	(7)
Euro,
Expiring 4/2/2009	3,452	4,591	4,586	(5)
Total				82

At March 31, 2009, accumulated net unrealized depreciation on investments was $9,209,318, consisting of $949,714 gross unrealized appreciation and $10,159,032 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

3

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 28, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 28, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6